SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

      DEPOSITARY RECEIPT FOR DEPOSITARY SHARES,             CERTIFICATE FOR
      EACH DEPOSITARY SHARE REPRESENTING A ONE-TENTH        ________________
      INTEREST IN ONE SHARE OF 9.35% CUMULATIVE
      PREFERRED STOCK                                       ________________



                        SHAWMUT NATIONAL CORPORATION

        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         DEPOSITARY SHARES

CHEMICAL BANK, as Depositary (the "Depositary) hereby certifies that
                                                     Transferrable Depositary
                                                            Receipt
                                                        This Certificate is
                                                          transferable in
                                                         New York New York

                                                       CUSIP 820484509


Is the registered owner of Five Million
                                                         DEPOSITARY SHARES

("Depositary Shares"), each Depositary Share representing a one-tenth interest in one share of 9.35% Cumulative Preferred Stock, without par value, $250 stated value per preferred share (the "Stock"), of Shawmut National Corporation, a Delaware corporation (the "Corporation") on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of January 26, 1995 (the "Deposit Agreement"), between the Corporation and the Depositary. By accepting this Depositary Receipt, the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or be entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Depositary Receipts by a duly authorized officer thereof.



Dated


                                   Countersigned
                                                CHEMICAL BANK
                                                       Depositary and Registrar
                                   By
                                                          Authorized Officer



                   SHAWMUT NATIONAL CORPORATION

     SHAWMUT NATIONAL CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH RECEIPTHOLDER WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A STATEMENT OR SUMMARY OF THE CERTIFICATE OF DESIGNATIONS OF DIRECTORS ESTABLISHING THE POWERS. DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIFIED RIGHTS OF
THE 9.35% CUMULATIVE PREFERRED STOCK AND EACH OTHER CLASS OF PREFERRED STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCE AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO SHAWMUT NATIONAL CORPORATION, SHAREHOLDER RELATIONS DEPARTMENT, MSN 335, 777 MAIN STREET, HARTFORD, CT 06115.
                       ____________________

                          ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Depositary Receipt, shall be construed as though they are written out in full according to applicable laws or regulations:
 TEN COM   - as tenants in common   UNIF GIFT MIN ACT -  ______Custodian______
 TEN ENT   - as tenants by the entireties                (Cust)         (Minor)
 JT TEN    - as joint tenant with right of               under Uniform Gifts to
             survivorship and not as tenants             Minors Act ___________
             in common                                                (State)

                                 UNIF TRAN MIN ACT - ____Custodian (until age__)
                                                     (Cust)
                                               _________ under Uniform Transfers
                                                (Minor)
                                                Minors Act __________________

Additional abbreviations may also be used though not in the above list.

For value received, _________________________hereby sell(s), assigns(s) and transfer(s) unto
   PLEASE INSERT SOCIAL SECURITY
   OR OTHER IDENTIFYING NUMBER
   OF ASSIGNEE
   _____________________________


   _____________________________


_____________________________________________________________________________

_____________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                  POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________________________________

_________________________________________________Depositary Shares
represented by the within Depositary Receipt, and do(es) hereby irrevocably constitute and appoint _____________________________________________________Attorney
to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated _____________________________________ Signature:



                                             _______________________________
                                             NOTICE The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this Depositary Receipt in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatsoever

SIGNATURE GUARANTEED

____________________________________